Execution Version

INCREMENTAL COMMITMENT AND ASSUMPTION AGREEMENT

dated as of January 30, 2026,

made by

the Assuming Lender party hereto,

relating to the

SENIOR SECURED
REVOLVING CREDIT AGREEMENT

dated as of September 5, 2025,

among

VISTA CREDIT STRATEGIC LENDING CORP.,
as Borrower,

The Lenders and Issuing Banks Party Thereto,

and

ING CAPITAL LLC,
as Administrative Agent

INCREMENTAL COMMITMENT AND ASSUMPTION AGREEMENT (this “Agreement”), dated as of January 30, 2026, and effective as of the Effective Date (as defined below), by and among VISTA CREDIT STRATEGIC LENDING CORP., a Maryland corporation (the “Borrower”), DEUTSCHE BANK AG NEW YORK BRANCH, as assuming lender (the “Assuming Lender”), ING CAPITAL LLC, in its capacity as Administrative Agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”), and as Issuing Bank (in such capacity, the “Issuing Bank”), and, solely for purposes of Section 6, the entities identified as Subsidiary Guarantors on the signature pages hereto (the “Subsidiary Guarantors” and, together with the Borrower, the “Obligors”), relating to the SENIOR SECURED REVOLVING CREDIT AGREEMENT, dated as of September 5, 2025 (as amended by that certain Amendment No. 1 to Senior Secured Revolving Credit Agreement, dated as of January 30, 2026, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Administrative Agent and the several banks and other financial institutions or entities from time to time party to the Credit Agreement.

A. The Borrower has requested that the Assuming Lender become a Lender under the Credit Agreement and provide additional Multicurrency Commitments on and as of the Effective Date in an aggregate principal amount equal to $50,000,000 (the “Incremental Commitment”) pursuant to Section 2.07(e) of the Credit Agreement.

B. The Assuming Lender is willing to make the Incremental Commitment in the amount described on Annex I hereto on and as of the Effective Date on the terms and subject to the conditions set forth herein and in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction set forth in Section 1.03 of the Credit Agreement shall apply equally to this Agreement. This Agreement shall be a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 2. Incremental Commitment. (a) Pursuant to Section 2.07(e) of the Credit Agreement and subject to the terms and conditions hereof, the Assuming Lender hereby agrees to make the Incremental Commitment to the Borrower effective on and as of the Effective Date. The Incremental Commitment shall constitute an additional “Commitment” in the form of a “Multicurrency Commitment” and a “Commitment Increase” for all purposes of the Credit Agreement and the other Loan Documents and the Effective Date shall be the “Commitment Increase Date” of the Incremental Commitment for purposes of Section 2.07(e) of the Credit Agreement.

(b) The terms and provisions of any new Multicurrency Loans issued by the Assuming Lender and the Incremental Commitment of the Assuming Lender shall be identical to the other Multicurrency Loans issued by, and Multicurrency Commitments of, as applicable, the Multicurrency Lenders immediately prior to the Effective Date (except that any upfront fee or similar one-time fee may be different).

(c) On the Effective Date, in connection with the adjustments, if any, to any outstanding Multicurrency Loans and participation interests contemplated by Section 2.07(e)(iv) of the Credit Agreement, the Assuming Lender shall make a payment to the Administrative Agent, for the account of the other Multicurrency Lenders, in an amount calculated by the Administrative Agent in accordance with such Section, so that after giving effect to such payment and to the distribution thereof to the other Multicurrency Lenders in accordance with such Section, the Multicurrency Loans are held ratably by the Multicurrency Lenders in accordance with the respective Multicurrency Commitments of such Lenders (after giving effect to the Incremental Commitment and any other Commitment Increases, if any, occurring on the Effective Date).

(d) As of the Effective Date, the Assuming Lender shall become a “Multicurrency Lender” and a “Lender” under the Credit Agreement and shall have all rights and obligations of a Multicurrency Lender and a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto.

SECTION 3. Conditions Precedent to Incremental Commitment. This Agreement, and the Incremental Commitment of the Assuming Lender, shall become effective on and as of the Business Day (the “Effective Date”) on which the following conditions precedent have been satisfied (unless a condition shall have been waived in accordance with Section 9.02 of the Credit Agreement):

(a) the Administrative Agent shall have received counterparts of this Agreement that, when taken together, bear the signatures of the Borrower, the Subsidiary Guarantors, the Administrative Agent, the Issuing Bank and the Assuming Lender;

(b) on the Effective Date, each of the conditions set forth or referred to in Section 2.07(e)(i) of the Credit Agreement shall be satisfied, and pursuant to Section 2.07(e)(ii)(x) of the Credit Agreement, the Administrative Agent shall have received a certificate of a duly authorized officer of the Borrower dated the Effective Date certifying as to the foregoing;

(c) the Administrative Agent shall have received for the account of the Lenders the amounts, if any, payable under Section 2.14 of the Credit Agreement as a result of the adjustments of Borrowings pursuant to Section 2(c); and

(d) pursuant to Section 9.03 of the Credit Agreement, the Administrative Agent shall have received all other reasonable and documented out-of-pocket fees, costs and expenses related to this Agreement due and owing on the Effective Date.

SECTION 4. Representations and Warranties of the Borrower. To induce the other parties hereto to enter into this Agreement, the Borrower represents and warrants to the

Administrative Agent and the Assuming Lender that, as of the date hereof and as of the Effective Date:

(a) This Agreement has been duly authorized, executed and delivered by each Obligor and constitutes a legal, valid and binding obligation of such Obligor, enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b) Each of the representations and warranties of the Obligors contained in the Credit Agreement and the other Loan Documents is true and correct in all material respects (or, in the case of any portion of the representations and warranties already subject to a materiality qualifier, true and correct in all respects) on and as of the Effective Date as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

(c) No Default or Event of Default has occurred and is continuing on the Effective Date.

SECTION 5. Representations, Warranties and Covenants of the Incremental Lender. The Assuming Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Incremental Commitment, shall have the obligations of a Lender thereunder as if originally named as a lender therein, (iii) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to make the Incremental Commitment on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, (iv) if it is a Foreign Lender, it has delivered to the Administrative Agent any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assuming Lender, (v) it is not a Disqualified Lender and (vi) it is able to fund and receive payments on account of each outstanding Agreed Foreign Currency as of the Effective Date without the need to obtain any authorization referred to in clause (b) of the definition of “Agreed Foreign Currency” in the Credit Agreement; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

SECTION 6. Consent and Reaffirmation. Each Obligor (a) agrees that, notwithstanding the effectiveness of this Agreement, the Guarantee, Pledge and Security Agreement and each of the other Security Documents continue to be in full force and effect, (b) acknowledges that the terms “Credit Agreement Obligations,” “Guaranteed Obligations” and “Secured Obligations” (each as defined in the Guarantee and Security Agreement) include any and all loans made now or in the future by the Assuming Lender in respect of the Incremental Commitment and all interest and other amounts owing in respect thereof under the Loan Documents (including all interest and expenses accrued or incurred subsequent to the commencement of any bankruptcy or insolvency proceeding with respect to the Borrower, whether or not such interest or expenses are allowed as a claim in such proceeding), and (c) confirms its grant of a security interest in its assets as Collateral for the Secured Obligations, all as provided in the Loan Documents as originally executed (and amended prior to the Effective Date and supplemented hereby).

SECTION 7. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.

SECTION 8. Expenses. Pursuant to Section 9.03 of the Credit Agreement, the Borrower agrees to pay all reasonable and documented out-of-pocket fees, costs and expenses incurred by the Administrative Agent in connection with this Agreement, that are due and owing as of the date hereof, in accordance with the Credit Agreement, including the reasonable and documented out-of-pocket fees, charges and disbursements of one outside counsel for the Administrative Agent.

SECTION 9. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Agreement by telecopy or electronic communication shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 10. Governing Law; Jurisdiction; Consent to Service of Process; Other. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 9.01, 9.07, 9.09(b), 9.09(c), 9.09(d) and 9.12 of the Credit Agreement are hereby incorporated by reference mutatis mutandis as if fully set forth herein.

SECTION 11. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY AND WHETHER AT LAW OR IN EQUITY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE

FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 12. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

SECTION 13. No Third Party Beneficiaries. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person other than the parties hereto, their respective successors and assigns permitted hereby any legal or equitable right, remedy or claim under or by reason of this Agreement.

SECTION 14. Electronic Execution of Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in this Agreement or any document to be signed in connection herewith and the transactions contemplated hereby shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 15. Acknowledgment and Consent. The Administrative Agent hereby acknowledges that it has received notice pursuant to Section 2.07(e)(i) of the Credit Agreement within the time period required thereunder.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized representatives as of the day and year first above written.

VISTA CREDIT STRATEGIC LENDING CORP.,
as Borrower

By: /s/ Ross Teune
Name: Ross Teune
Title: Chief Financial Officer and Treasurer

BDC CA LENDER, LLC, as a Subsidiary Guarantor

By: Vista Strategic Lending Corp., its sole member

By: /s/ Ross Teune
Name: Ross Teune
Title: Chief Financial Officer and Treasurer

VCSL Funding 2 LLC, as a Subsidiary Guarantor

By: Vista Strategic Lending Corp., its sole member

By: /s/ Ross Teune
Name: Ross Teune
Title: Chief Financial Officer and Treasurer

1

ING CAPITAL LLC, as Administrative Agent and as Issuing Bank

By: /s/ Grace Fu
Name: Grace Fu
Title: Managing Director

By: /s/ Richard Troxel
Name: Richard Troxel
Title: Director

[Signature Page to Incremental Commitment and Assumption Agreement – Vista Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH,
as Assuming Lender

By: /s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

By: /s/ Alison Lugo
Name: Alison Lugo
Title: Vice President

[Signature Page to Incremental Commitment and Assumption Agreement – Vista Credit Agreement]